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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of report (date of earliest event reported)          April 3, 2001
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                                 Unitrin, Inc.
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            (Exact name of registrant as specified in its charter)

                                   Delaware
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        (State or other jurisdiction of incorporation or organization)


           One East Wacker Drive, Chicago, Illinois            60601
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           (Address of principal executive offices)          (Zip Code)



                   0-18298                               95-4255452
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          (Commission File Number)          (I.R.S. Employer Identification No.)

                                 (312)661-4600
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             (Registrant's telephone number, including area code)

                                Not Applicable
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         (Former name or former address, if changed since last report)


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Item 2. Acquisition or Disposition of Assets

As more fully described in the press release issued by Unitrin, Inc. (the "Registrant") on April 10, 2001, attached hereto as Exhibit 99.1 and incorporated by reference herein, the Registrant has acquired certain securities of Northrop Grumman Corporation ("Northrop") in exchange for all of the Registrant's holdings of Litton Industries, Inc. ("Litton") common stock pursuant to Northrop's acquisition of Litton (the "Transaction").

Item 7. Financial Statements and Exhibits

(a)  Financial statements of businesses acquired.

     Not applicable.

(b)  Pro forma financial information.

     The pro forma effects of the Transaction are described in the narrative description contained in Registrant's press release attached hereto as
     Exhibit 99.1 and incorporated herein by reference. Such narrative description is furnished in lieu of pro forma financial statements as permitted by Rule 11-02(b)(1) of Regulation S-X (17 CFR (S) 210.11-02) and should be read in conjunction with the Registrant's Consolidated Financial Statements and related notes included in the Registrant's Annual Report on Form 10-K, filed with the Commission for the year ended December 31, 2000.

(c)  Exhibits.

     Exhibit Number                 Description
     --------------                 -----------
          99.1                      Text of Registrant's Press Release


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      Unitrin, Inc.
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Date:  April 12, 2001                 /s/ Richard Roeske
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                                      Richard Roeske
                                      Vice President and Chief Accounting
                                      Officer